                                                                  EXHIBIT 10(ee)

                          NOTE MODIFICATION AGREEMENT

     NOTE MODIFICATION AGREEMENT made as of November 30, 1998 (the "Agreement"), between MACFARLAN REALTY PARTNERS, L.L.C., a Texas limited liability company having its principal place of business at 3838 Oak Lawn Avenue, Suite 400, Dallas, Texas 75219, referred to herein as the "Borrower," and COMPUCOM SYSTEMS, INC., a Delaware corporation having its principal place of business at 7171 Forest Lane, Dallas, Texas 75230, referred to herein as the "Lender."

                                R E C I T A L S
                                - - - - - - - -

     A. The Lender has extended the Borrower a term loan which is presently evidenced by a Promissory Note in the original principal sum of $7,840,000 made by the Borrower payable to the order of the Lender dated December 30, 1997 (the "Note").

     B. The Note and all of the obligations of the Borrower thereunder and all documents and instruments and agreements executed in connection therewith are secured by, among other things, liens against certain real property commonly known as 10100 North Central Expressway, Dallas, Texas, pursuant to the terms of a Deed of Trust (with Security Agreement, Assignment of Rents and Leases and Financing Statement) made by the Borrower in favor of Frederick J. Fowler, as trustee for the use and benefit of the Lender dated as of December 30, 1997 (the "Deed of Trust"), which has been recorded at Volume 98001, Page 6731 of the Deed of Trust records of the Dallas County, Texas.

     C. The Lender is the holder and beneficial owner of the Note and the Deed of Trust.

     D. The Note matured on October 31, 1998. The parties have agreed (a) to extend the maturity date of the Note as hereinafter provided, and (b) to modify the terms of payment as hereinafter provided.

     NOW THEREFORE, in consideration of the above recitals and the mutual covenants and agreements of the parties hereto and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1.  Extension of Maturity Date of Note.  The maturity date of the Note is
         ----------------------------------
hereby changed and extended to March 30, 1999.

     2.  Amendment of Payment Provision of Note.  Section 3 of the Note is
         --------------------------------------
hereby amended to read in its entirety as it follows:

          "3.  Payment of Principal and Interest.  The principal and accrued
               ---------------------------------
     interest of this Note shall be due and payable in one installment on March 30, 1999. The principal and interest due hereunder shall be evidenced by the Lender's records which, absent



NOTE MODIFICATION AGREEMENT - Page 1
---------------------------
     manifest error, shall be conclusive evidence of the computation of principal and interest balances owed by the Borrower to the Lender."

     3.   Acknowledgment of Payment of Interest.  The Lender acknowledges that
          -------------------------------------
the Borrower has paid interest on the Note through November 30, 1998.

     4.  Limitation on Agreements.  The agreements set forth herein are limited
         ------------------------
precisely as written and shall not be deemed (i) to be a waiver or waivers of or a consent or consents to the modification of or deviation from any other term or condition of the Note or of any of the other instruments or agreements referred to therein, or (ii) to prejudice any right or rights which the Lender may now have or may have in the future under or in connection with the Note or any of the other instruments, agreements or other documents referred to therein.

     5.   Confirmation of Continued Effectiveness of Security.  The Borrower
          ---------------------------------------------------
hereby confirms and agrees that the Deed of Trust shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the Note as modified by this Agreement. The Borrower further confirms that the Deed of Trust is hereby renewed in favor of the trustee thereunder for the use and benefit of the Lender and in favor of the Lender.

     6.  Representation and Warranties.  The Borrower hereby represents and
         -----------------------------
warrants that (a) it is the sole legal and beneficial owner of the property described in the Deed of Trust; (b) the lien, security interest and rights under the Deed of Trust constitute a first lien security interest and right against the property therein described; (c) the Borrower has the full power and authority to make the agreements contained in this instrument without the joinder or consent of any other person or entity, and the execution hereof by the Borrower has been authorized by all required action; (d) the execution, delivery and performance of this Agreement will not contravene or constitute a default under any agreement to which the Borrower is a party or by which the Borrower or any of its property is or may be bound; and (e) there exists no default under the Note or the Deed of Trust (other than the payment default as of October 31, 1998, which has been cured by the execution of this Agreement). The Borrower agrees to indemnify and hold the Lender harmless from and against any loss, claim, damage, liability, or expense (including without limitation attorneys' fees) incurred as a result of any representation or warranty made by it herein proving to be untrue or incorrect in any material respect.

     7.  Counterpart Execution.  This Agreement may be executed in one or more
         ---------------------
counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

     8.   Notice of Final Agreement.  THIS WRITTEN AGREEMENT REPRESENTS THE
          -------------------------
FINAL AGREEMENT BETWEEN THE BORROWER AND THE LENDER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE BORROWER AND THE LENDER. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE BORROWER AND THE LENDER.



NOTE MODIFICATION AGREEMENT - Page 2
---------------------------

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.


                              MACFARLAN REALTY PARTNERS, L.L.C.



                              By  /s/ D. Dean MacFarlan
                                 -------------------------------------
                                 D. Dean MacFarlan
                                 Chairman and Chief Executive Officer



STATE OF TEXAS      (S)
                    (S)
COUNTY OF DALLAS    (S)

     This instrument was acknowledged before me on the 30th day of November, 1998, by D. Dean MacFarlan, the Chairman and Chief Executive Officer of MacFarlan Realty Partners, L.L.C., a Texas limited liability company, on behalf of said limited liability company.



                                    /s/ Margaret A. Koch
                                    Notary Public, State of Texas















NOTE MODIFICATION AGREEMENT - Page 3
---------------------------

                              COMPUCOM SYSTEMS, INC.




                              By  /s/ Daniel L. Celoni
                                 ------------------------------
                                 Daniel L. Celoni
                                 Vice President, Finance



STATE OF TEXAS      (S)
                    (S)
COUNTY OF DALLAS    (S)

     This instrument was acknowledged before me on the 30th day of November, 1998, by Daniel L. Celoni, Vice President Finance of Compucom Systems, Inc., a Delaware corporation on behalf of said corporation.



                                    /s/ Shelly K. Christenson
                                    Notary Public, State of Texas











SETTLEMENT AGREEMENT - Page 4

                             SETTLEMENT AGREEMENT



     SETTLEMENT AGREEMENT made as of November 30, 1998 (the "Agreement"), between MACFARLAN REALTY PARTNERS, L.L.C., a Texas limited liability company having its principal place of business at 3838 Oak Lawn Avenue, Suite 400, Dallas, Texas 75219, referred to herein as the "Borrower," and COMPUCOM SYSTEMS, INC., a Delaware corporation having its principal place of business at 7171 Forest Lane, Dallas, Texas 75230, referred to herein as the "Lender."

                                R E C I T A L S
                                - - - - - - - -

     A. The Lender has extended the Borrower a term loan which is presently evidenced by a Promissory Note in the original principal sum of $7,840,000 made by the Borrower payable to the order of the Lender dated December 30, 1997 (the "Note").

     B. The Note and all of the obligations of the Borrower thereunder and all documents and instruments and agreements executed in connection therewith are secured by, among other things, liens against certain real property commonly known as 10100 North Central Expressway, Dallas, Texas (the "Property"), pursuant to the terms of a Deed of Trust (with Security Agreement, Assignment of Rents and Leases and Financing Statement) made by the Borrower in favor of Frederick J. Fowler, as trustee for the use and benefit of the Lender dated as of December 30, 1997 (the "Deed of Trust"), which has been recorded at Volume 98001, Page 6731 of the Deed of Trust records of the Dallas County, Texas.

     C. The Lender is the holder and beneficial owner of the Note and the Deed of Trust.

     D. The Note matured on October 31, 1998. The Borrower did not pay the Note at maturity, and the Lender posted the Property for a Tuesday, December 1, 1998, foreclosure sale pursuant to the provisions of the Deed of Trust. The parties have now reached agreement to extend the maturity of the Note and modify the terms of payment thereof and provide additional security therefore, all as hereinafter provided.

          NOW THEREFORE, in consideration of the above recitals and the mutual covenants and agreements of the parties hereto and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Definitions.  When used herein, the following terms have the
          -----------
respective meanings set forth below or in the section or recital referred to:

          "Bill of Sale" means a blanket conveyance, bill of sale and assignment of assets in the form of Exhibit B executed by the Borrower conveying to
                              ---------
     the Lender all Personal Property located on the Property and not owned by tenants of the Property, and the other personal property therein described.


SETTLEMENT AGREEMENT - Page 5
--------------------

          "Conveyance Date":  See Section 12.

          "Conveyance Documents" mean the General Warranty Deed and the Bill of Sale.

          "Deed of Trust":  See Recital B.

          "Escrow Agreement" means that certain escrow agreement among the Borrower, the Lender and Strasburger & Price, L.L.P. dated as of November 30, 1998, in the form of Exhibit D attached hereto.
                              ---------

          "General Warranty Deed" means a general warranty deed in the form of

     Exhibit A attached hereto, executed by the Borrower conveying to the Lender
     ---------
     good and indefeasible fee simple title to the Property, subject only to the permitted encumbrances therein specified.

          "Loan Documents" mean the Note and Deed of Trust.

          "Modification Papers" mean this Agreement, the Note Modification Agreement, the General Warranty Deed, the Bill of Sale, the Release, the Escrow Agreement, and all of the other documents, certificates and instruments executed or delivered in connection with the transactions contemplated by this Agreement.

          "Note": See Recital A.

          "Note Modification Agreement": See Section 3.

          "Personal Property" means all personal property located on the Property and not owned by tenants of the Property, and all of the Borrower's rights, title and interest in and to all warranties and guaranties relating to any portion of the Property or the Personal Property.

          "Release" means a release in the form of Exhibit C attached hereto.
                                                   ---------

     2.   Payment of Interest Due on Note.  Simultaneously with its execution of
          -------------------------------
this Agreement, the Borrower has paid the Lender the sum $489,301.92 which represents the interest due and payable under the Note at the rate of 6.8% per annum for the period from December 30, 1997 through and including November 30, 1998.

     3.   Note Modification Agreement.  Simultaneously with their execution of
          ---------------------------
this Agreement, the parties have executed an agreement of even date herewith (the "Note Modification Agreement") which extends the maturity date of the Note to March 30, 1999, and which provides for payment of principal and interest in one installment on such date.

     4.   Payment of Taxes.  Simultaneously with its execution of this
          ----------------
Agreement, the Borrower has delivered to the Lender receipts evidencing full and final payment by the Borrower



SETTLEMENT AGREEMENT - Page 6
--------------------
of $215,878.63, which represents the aggregate of all city, county and school taxes assessed against the Property for 1998.

     5.  Payment of the Lender's Legal Fees and Expenses.  Simultaneously with
         -----------------------------------------------
its execution of this Agreement, the Borrower has delivered to the Lender the sum of $11,500, which represents reimbursement to the Lender of the reasonable fees and out-of-pocket expenses incurred by the Lender through the date hereof in connection with posting of the Property for foreclosure and the negotiation, execution and delivery of the Modification Papers.

     6.  Waiver of Default Interest.  The Note provides that all past due
         --------------------------
payments of principal and interest are entitled to bear interest at the rate of 15% per annum from maturity until paid. Accordingly, the Borrower is obligated to pay the Lender interest at the default rate of 15% per annum commencing November 1, 1998. The Lender hereby irrevocably waives the obligation of the Borrower to pay and the right of the Lender to collect interest at the default rate of 15% per annum for the period from November 1, 1998 through November 30, 1998.

     7.  Conveyance Documents.  Simultaneously with their execution of this
         --------------------
Agreement, the parties and Strasburger & Price, L.L.P., have entered into the Escrow Agreement. Simultaneously with its execution of this Agreement, the Borrower has executed and delivered to the Escrow Agent the Conveyance Documents. The parties agree that if the Borrower defaults in the payment of the Note:

          (a) The Lender shall be entitled to direct the Escrow Agent to deliver the Conveyance Documents to the Lender.

          (b) The conveyance of the Property and the Personal Property to the Lender in accordance with the Conveyance Documents is an absolute conveyance of all of the right, title and interest of the Borrower in and to the Property and the Personal Property and is not intended as a deed of trust, mortgage, trust conveyance, or other security agreement of any nature whatsoever, and the Borrower shall not have any further interest (specifically including, without limitation, any right of redemption) or claims in and to the Property, the Personal Property or the rents, issues or profits or other proceeds that may be derived therefrom.

          (c) The Conveyance Documents are being executed and delivered to the Escrow Agent and the conveyances effected upon their release to the Lender will be accepted by the Lender in lieu of a foreclosure upon the Property. The Conveyance Documents shall be interpreted and construed the same as a foreclosure, and as an absolute conveyance to the Lender of the Property and the Personal Property, including specifically without limitation any equity or rights of redemption of the Borrower therein or thereto.

          (d) Notwithstanding the cancellation and extinguishment of the indebtedness evidenced by the Note, the Lender's liens in the Property, including without limitation, the lien of the Deed of Trust, are NOT RELEASED or RELINQUISHED in any manner



SETTLEMENT AGREEMENT - Page 7
     or respect to whatsoever. All liens against the Property benefitting the Lender shall remain valid and continuous and in full force and effect, unless and until released by written agreement executed by the Lender recorded in the real property records of Dallas County, Texas, which release may be made as, if and when the Lender shall determine in the exercise of its sole discretion.

          (e) Neither the Lender nor the Borrower intend that there shall be, and there shall not in any event be, a merger of any liens benefitting the Lender against the Property or the title or other interest of the Lender in the Property by virtue of the conveyance to be evidenced by the General Warranty Deed and Bill of Sale, and the parties expressly provide that the liens against the Property benefitting the Lender on the one hand and title on the other, shall be and remain at all times SEPARATE and DISTINCT.

          (f) For purposes of priority as between intervening or inferior liens or encumbrances, if any, on or against the Property, and liens against the Property benefitting the Lender, any and all rights of the Lender to exercise its remedies by foreclosure by private power of sale pursuant to non-judicial foreclosure or by judicial foreclosure and all other remedies are expressly preserved hereby and for purposes of limitations and any other applicable time bar defense, are expressly extended by this instrument.

          (g) The priority of liens against the Property benefitting the Lender is intended to be and shall remain in full force and effect and nothing herein or in any instrument executed in connection herewith shall be construed to subordinate the priority of those liens from any other liens or encumbrances whatsoever.

          (h) Subject to the provisions of this Agreement, the Lender will accept the General Warranty Deed and Bill of Sale from the Escrow Agent in cancellation, full satisfaction and extinguishment of indebtedness of the Borrower under the Note, the Note Modification Agreement and the Deed of Trust.

     8.   Bankruptcy, Avoidance, Etc.  The Borrower waives its right to seek
          --------------------------
protection from any bankruptcy court to block the conveyance of the Property to the Lender described above. Notwithstanding the foregoing, in the event a petition commencing a voluntary case or an involuntary case concerning the Borrower under any chapter of the United States Bankruptcy Code is filed, the Borrower agrees in any such proceeding not to oppose any motion the Lender may file to lift or modify the automatic stay of actions against a debtor or debtor's estate provided by 11 U.S.C. (S) 362 either (a) to permit the Lender to foreclose its lien against the Property, or (b) to permit the Escrow Agent to deliver, and the Lender to accept, the Conveyance Documents pursuant to the terms of this Agreement. If the conveyance of the Property and the Personal Property from the Borrower to the Lender pursuant to the Conveyance Documents is voided, avoided, or set aside for any reason whatsoever whether on account of any action taken or caused to be taken by the Borrower or anyone claiming by, through, or under the Borrower, or otherwise (a) the indebtedness and the liens evidenced by the Note and the Deed of Trust will automatically be revived and reinstated if the same shall have been previously released by the



SETTLEMENT AGREEMENT - Page 8

Lender, (b) the Lender shall have the right to foreclose the liens and take such other action as is permitted under the Note and Deed of Trust and applicable law, and (c) all costs incurred by the Lender in connection with this Agreement and any other costs of enforcement of the rights or remedies of the Lender hereunder or under the Note, the Deed of Trust or any of the Modification Papers may, at the Lender's sole discretion, be deemed part of the indebtedness evidenced and secured by the Deed of Trust and shall be due and payable by the Borrower upon the demand of the Lender.

     9.   Release of the Lender.  Simultaneously with its execution of this
          ---------------------
Agreement, the Borrower has executed the Release.

     10.  Leases, Contracts, Security Deposits, Etc.  The Borrower acknowledges
          -----------------------------------------
that the Bill of Sale covers, among other things, the rights of the Borrower in all leases and contracts affecting the Property, all security deposits from or relating to the Property and all escrow accounts of any nature for ad valorem taxes, and casualty and other insurance premiums and hold backs. Promptly following its execution of this Agreement, the Borrower shall deposit with the Escrow Agent executed originals of all leases, contracts, commitments and agreements relating to the Property and shall furnish the Escrow Agent with a complete listing of all security deposits held by the Borrower as of the date hereof. As long as the Escrow Agreement is in force and effect, the Borrower shall furnish to the Escrow Agent to hold pursuant to the provisions of this Agreement the executed originals of all leases, contracts, commitments and agreements relating to the Property which are entered into after the date hereof, and the Borrower shall also furnish the Lender with any updated list of security deposits and escrows held by the Borrower from time to time.

     11.  Representations and Warranties of the Borrower.  As an inducement to
          ----------------------------------------------
the Lender to enter into this Agreement, the Borrower represents and warrants to the Lender as follows:

          A.  Authority.  The Borrower is duly authorized to execute and deliver
              ---------
     this Agreement, the other Modification Papers, Conveyance Documents and each of the other related documents and instruments, and to consummate the transactions and perform the obligations contemplated hereby and thereby.

          B.  Binding Authority; No Breach.  This Agreement constitutes the
              ----------------------------
     legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws or by legal or equitable principles relating to or limiting creditors' rights generally. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby will (i) violate any judgment, order, ruling, injunction, decree or award of any court, administrative agency or governmental body against, or binding upon, the Borrower; or (ii) constitute a violation by the Borrower of any law or regulation of any jurisdiction as such law or regulation relates to or affects the Borrower or its properties or businesses.



SETTLEMENT AGREEMENT - Page 9

          C.  Mechanics' Liens.  To the Borrower's best knowledge and belief, no
              ----------------
     action has been taken, suffered or permitted by or on behalf of the Borrower, the effect of which would be to establish or cause the inception or priority of any mechanics' or materialmen's lien, statutory, constitutional or otherwise, or other lien, charge or encumbrance upon the Property or any part thereof or interest therein, other than the liens evidenced by the Deed of Trust in favor of the Lender.

          D.  Advice of Counsel.  This Agreement and the Conveyance Documents
              -----------------
     were reviewed by the Borrower who acknowledges and agrees that it (i) understands fully the terms of the Modification Papers and the Conveyance Documents and the consequences of the issuance hereof and thereof, (ii) has been afforded an opportunity to have the Modification Papers and the Conveyance Documents, reviewed by, and to discuss all such documents with its counsel, and (iii) has entered the Modification Papers and executed and delivered the Conveyance Documents of its own free will and accord and without threat or duress.

          E.  Full Disclosure.  No representation or warranty by the parties
              ---------------
     contained in the Modification Papers, the Conveyance Documents or any other instrument in connection herewith, delivered on behalf of the Borrower, contains any untrue statement of any material fact or omits any material fact or statement necessary to make the facts or statements contained herein or therein not false or misleading.

          F.  True and Correct.  All information and documents furnished to the
              ----------------
     Lender pursuant to the Modification Papers, are true, accurate and complete.

          G.  Title.  The Borrower owns record and beneficial indefeasible title
              -----
     in fee simple absolute, in and to the Property, free and clear of any encumbrances, encroachments, overlaps, special assessments, claims, leases, tenancies, other adverse interest or defects upon or affecting the Property other than those permitted by the Deed of Trust.

          H.  Good Faith.  This Agreement and each of the Modification Papers
              ----------
     and Conveyance Documents and all information furnished to the Lender, is made and furnished in good faith, for value and valuable consideration, and have not been made under or induced by any fraud, duress or undue influence exercised by the Lender or any other person.

          I.  Currently Subsisting Liens.  The liens of the Loan Documents are
              --------------------------
     currently valid and subsisting liens, and are in full force and effect. To the knowledge of the Borrower, there are no liens, security interests, or other encumbrances of any nature intervening between the Loan Documents and the Conveyance Documents.

          J.  Taxes.  No federal, state or municipal taxes are due with respect
              -----
     to the Property or the Personal Property and no liens for such taxes are in effect against the Property or the Personal Property.



SETTLEMENT AGREEMENT - Page 10

          K.  Expenses. The Borrower has paid all taxes and expenses relating to
              --------
     the Property and the Personal Property and/or the operation and maintenance thereof, that have been billed through the date hereof.

          L.  Affirmations Concerning Covenants, Etc.  To the best of the
              ---------------------------------------
     Borrower's knowledge and belief, there have been no violations of any covenants, conditions, exceptions, encumbrances, restrictions, restrictive covenants, zoning or land use ordinances, environmental laws and regulations, or other reservations which pertain to or affect the Property.

     12.  Pre-Conveyance Claims.  The Borrower agrees that the Lender's
          ---------------------
acceptance of title to the Property and Personal Property under the Conveyance Documents will not create any liability on the Lender's part to third parties that have claims of any kind against the Borrower in connection with the Property or the Personal Property. The Lender does not, under this Agreement, the Conveyance Documents, or otherwise, assume or agree to discharge any liabilities pertaining to the Property or Personal Property that accrued prior to the date the Conveyance Documents are delivered by the Escrow Agent to the Lender (the "Conveyance Date"). The Borrower agrees to indemnify and hold the Lender harmless and defend the Lender, from and against any losses, damages or expenses (including attorneys' fees and court costs) pertaining to claims arising out of the Property, and arising from events that occurred prior to the Conveyance Date. This Agreement does not confer any third party benefits on persons not a signatory to this Agreement.

     13.  Misrepresentation.  The Borrower shall indemnify and hold the Lender
          -----------------
harmless and defend the Lender from and against any losses, damages, costs or expenses (including attorneys' fees) incurred by the Lender as a direct or indirect result of (i) breach of any representation or warranty of the Borrower contained in this Agreement, or (ii) any breach or default by the Borrower under any of the covenants or agreements contained in this Agreement to be performed by the Borrower, all of which shall survive the Conveyance Date.

     14.  Other Indemnified Expenses.  The Borrower shall indemnify and hold the
          --------------------------
Lender harmless and defend the Lender from and against any and all liability, loss, cost, damage, or expense, including reasonable attorneys' fees, arising out of or in connection with any of the following: (i) the breach of any warranties of title set forth in the Modification Papers or the Conveyance Documents; (ii) any lien, charge, or encumbrance on the Property in existence as of the Conveyance Date; (iii) the breach of any representation or warranty of the Borrower set forth in this Agreement; (iv) the failure of the Borrower to perform any covenant or agreement of the Borrower set forth in this Agreement; and (v) any and all claims of third parties relating to claims arising out of the Property, and from events that occurred prior to the Conveyance Date, including, without limitation, any claim, by whoever asserted, arising from the deposit, disposal, spillage, leakage or storage of any hazardous substance or hazardous waste (as such terms, or similar terms, are used or defined under or pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), the Resource



SETTLEMENT AGREEMENT - Page 11

Conservation and Recovery Act of 1976, as amended ("RCRA"), the Texas Solid Waste Disposal Act, the Texas Water Code, and under other applicable environmental laws).

     15.  Survival.  All representations, warranties, covenants and agreements
          --------
of the parties made in this Agreement shall survive the execution and delivery hereof and the Conveyance Date hereunder.

     16.  Successors and Assigns.  This Agreement shall be binding upon and
          ----------------------
shall insure to the benefit of the parties hereto and their respective heirs, successors and assigns. No assignment of this Agreement or the rights hereunder may be made by the Borrower without the written consent of the Lender. No assignment of this Agreement or of any rights hereunder by the Borrower shall be effective unless and until said assigning party receives the prior written consent of the Lender to such assignment, and no such assignment shall relieve such assigning party of any of its obligations or liabilities hereunder.

     17.  Modifications and Waivers.  No delay on the part of the Lender in
          -------------------------
exercising any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any waiver of any right, power or privilege hereunder operate as a waiver of any other right, power of privilege hereunder. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which the parties hereto may otherwise have at law or in equity. The Lender shall have the right to waive any of the conditions precedent to its obligations under this Agreement. No such waiver, or modification, discharge or amendment of this Agreement, will be valid in the absence of the written and signed consent of the party against which enforcement of such is sought.

     18.  Notices.  All notices, consents, waivers and other communications
          -------
under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt) provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

     If to the Borrower:    MacFarlan Realty Partners, L.L.C.
                            3838 Oak Lawn Avenue, Suite 400
                            Dallas, Texas 75219
                            Telecopier No. 214-559-4606

     with a copy to:        Frederick J. Rerko, Esq.
                            Jones, Day, Reavis & Pogue
                            2300 Trammell Crow Center
                            2001 Ross Avenue
                            Dallas, Texas 75201
                            Telecopier No. 214-969-5100




SETTLEMENT AGREEMENT - Page 12
--------------------

     If to the Lender:      CompuCom Systems, Inc.
                            7171 Forest Lane
                            Dallas, Texas 75230
                            Telecopier No. 972-856-5395

     with a copy to:        Frederick J. Fowler, Esq.
                            Strasburger & Price, L.L.P.
                            901 Main Street, Suite 4300
                            Dallas, Texas 75202
                            Telecopier No. 214-651-4330

     19.  Captions.  All section titles or captions contained in this Agreement,
          --------
in any exhibit annexed hereto, or in any schedule referred to herein are for convenience only, shall not be deemed a part of this Agreement, and shall not affect the meaning or interpretation of this Agreement.

     20.  Exhibits and Schedules.  All exhibits referred to herein are hereby
          ----------------------
incorporated and made a part of this Agreement as if set forth in full herein.

     21.  Governing Law.  This Agreement shall be construed in accordance with
          -------------
the applicable laws of the State of Texas and applicable federal law.

     22.  Counterpart Execution.  This Agreement may be executed in one or more
          ---------------------
counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

     23.  Written Agreement.  THIS WRITTEN AGREEMENT REPRESENTS THE FINAL
          -----------------
AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



                    [The next page is the signature page.]




SETTLEMENT AGREEMENT - Page 13
--------------------

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.


                              LENDER:

                              COMPUCOM SYSTEMS, INC.



                              By: /s/ Daniel L. Celoni
                                 -------------------------------------------
                                 Daniel L. Celoni
                                 Vice President, Finance



                              BORROWER:

                              MACFARLAN REALTY PARTNERS, L.L.C.



                              By: /s/ D. Dean MacFarlan
                                 ------------------------------------------
                                 D. Dean MacFarlan
                                 Chairman and Chief Executive Officer














SETTLEMENT AGREEMENT - Page 14
--------------------

                               LIST OF EXHIBITS


  A  ..........  General Warranty Deed................................. (S)1

  B  ..........  Bill of Sale ......................................... (S)1

  C  ..........  Release............................................... (S)1

  D  ..........  Escrow Agreement...................................... (S)1















SETTLEMENT AGREEMENT - Page 15
--------------------